2nd Quarter 2026 Earnings Presentation EagleBankCorp.com July 22, 2026 Scan for digital version Date should be Earnings Release Date, not call date Do we change QR?

Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “strategy”, “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For more information about the Company, please refer to www.eaglebankcorp.com and go to the Investor Relations tab. Our outlook consists of forward-looking statements that are not historical facts or statements of current conditions but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. We may be unable to achieve the results reflected in our outlook due to the risks described in our periodic and current reports filed with the SEC, including the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2025, as well as the following factors: the impact of the interest rate environment on business activity levels; declines in credit quality due to changes in the interest rate environment or changes in general economic, political, social and health conditions in the United States in general and in the local economies in which we conduct operations; our management of risks inherent in our real estate loan portfolio, including valuation risk, and the risk of a prolonged downturn in the real estate market; our management of liquidity risks; our funding profile, including the cost of our deposits and the impact of our funding costs on the competitiveness of our loan offerings; our ability to compete with other lenders, including non-bank lenders; the effects of monetary, fiscal and trade policies, including federal government spending and the impact of tariffs, the economic impact of an extended government shutdown; and the development of competitive new products and services. For further information on the Company please contact: Eric Newell P 240-497-1796 E enewell@eaglebankcorp.com 2

Attractive Washington DC Footprint The Washington DC metro area represents a robust and diverse economy, supported by a dynamic mix of public and private sector activity. The region’s foundation includes globally recognized educational institutions, a thriving private sector with growing technology innovation, and a strong tourism base. The median household income of $132 thousand in the DC MSA is well above the national median of $87 thousand and that of all Mid-Atlantic states. Eagle is one of the largest community banks headquartered in the Washington DC metro area and ranked 3rd by deposits2 in the DC MSA for banks with less than $100 billion in assets. 1 - Source: S&P Capital IQ Pro 2 – Source: FDIC Deposit Market Share Reports - Summary of Deposits 3 One-of-a-kind Market Attractive Demographics1 Advantageous Competitive Landscape

Eagle at a Glance Total Assets $9.7 billion Total Loans $6 .6 billion Total Deposits $8.2 billion Tangible Common Equity $1. 2 billion Shares Outstanding (at close June 30, 2026) 30,490,409 Market Capitalization (at close July 21, 2026) $831 million Tangible Book Value per Common Share $37.73 Institutional Ownership 80% Member of Russell 2000 Yes Member of S&P SmallCap 600 Yes Note: Financial data as of June 30, 2026 unless otherwise noted. 1 - Equity was $1.2 billion and book value was $37.73 per share. Please refer to the Non-GAAP reconciliation in the appendix. 2 - Based on July21, 2026 closing price of $27.26 per share and June 30, 2026 shares outstanding. 1 1 2 From S&P: Institutional Ownership (Market Cap and Inst. Ownership ONLY – rest comes from the 10- Q) 4

Core Strengths to Support Long Term Performance

Best in Class Capital Levels

- CET1 Ratio = **14.58%**
  - 87th percentile[1] compared to bank holding companies with $10 billion in assets or more.
- TCE / TA[2] = **11.91%**
- ACL / Gross Loans = **1.83%**
- ACL / Performing Office Loans = **7.22%**

Rate-Resilient PPNR[2] Growth

- Reposition loan mix to drive operating deposit growth, lower funding costs, and expand fee income.

Disciplined Cost Structure

- We strive to maintain a disciplined cost structure that balances support for core banking and profitability with necessary investments in risk management and compliance.
- Branch-light, efficient operator.
- Noninterest Expense / Average Assets[4] = **1.68%**
- Efficiency Ratio = **60.2%**

Strong Liquidity and Funding Position

- Liquidity risk management is central to our strategy.
  - **$4.2 billion** in combined on-balance sheet liquidity[3] and available borrowing capacity as of quarter-end, significantly exceeding our **$2.3 billion** in uninsured deposits and providing a coverage ratio of **183%**.
  - This strong liquidity profile positions Eagle to respond proactively to market shifts and support our strategy to grow C&I loans.
- While uninsured deposits represent only **28%** of total, the entire deposit base maintains a weighted average relationship with EagleBank of over **8 years**.

Capitalizing on our Desirable Geography

- The DMV has a robust and diverse economy including education, healthcare, technology, and defense sectors.
- Access to a population with high household incomes, leading to more significant deposit base.

Experienced Leadership Team

- Eagle's leadership team has deep industry experience, averaging 25 years in banking.

Note: Data at or for the quarter ended June 30, 2026
1 – Source: S&P Capital IQ data as of March 31, 2026. EGBN as of June 30, 2026.
2 - Please refer to the Non-GAAP reconciliation in the appendix.
3 - Includes cash and cash equivalents.
4 - Calculated based on annualized second quarter results.

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Strengthen Deposits & Funding Profile Invest in Innovation Capitalize on our Market Positioning Relationships FIRST Optimize & Diversify Loans and Securities Operational Excellence • Optimize & Diversify Loans and Securities - Expand and rebalance the loan and securities portfolio to drive sustainable growth by focusing on business relationships and C&I lending while increasing fee income. • Strengthen Deposits & Funding Profile - Build a resilient core deposit funding base through targeted sales, marketing efforts, and strategic alignment. • Invest in Innovation - Continue EagleBank’s transformation through current innovative initiatives and accelerate strategic investments in talent, technology, and partnerships that drive innovation, efficiency, and long-term growth. • Capitalize on our Market Positioning - Leverage EagleBank’s brand, Relationships FIRST culture, and regional strength to increase satisfaction, retention, and value with focus on targeted C&I growth, enhancements to Business Banking, and strategic CRE optimization. 6 Strategic Initiatives to Enhance Profitability

A 4.98% reduction in RWA quarter over quarter driven by CRE payoffs deliberately maximizes our loss- absorption buffers while we intentionally run-off high-cost non-core deposits. 10.28% 8.69% 7.31% 6.72% 5.85% 5.82% 5.77% 5.75% 5.55% 5.01% 4.98% 4.57% 3.81% 2.64% 2.56% 2.43% 2.37% 2.16% Peer 1 EGBN Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 11.91% 11.04% 11.02% 10.86% 10.69% 10.62% 10.52% 10.14% 9.86% 9.43% 9.03% 9.02% 8.56% 8.50% 8.15% 8.29% 7.86% EGBN Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Strategic De-Risking Produces Strong Capital Cushions Versus Peers Walk charts [date] .xls 1-Please refer to the Non-GAAP reconciliation and footnotes in the appendices. Peers are those used in the proxy for the May 2026 annual meeting. Proxy Peers are AMTB, AUB, BUSE, BY, CLBK, CNOB, CVBF, DCOM, FFIC, INDB, MCB, OCFC, PFS, STEL, TMP, UBSI, WSFS and data is as of, March 31, 2025. EGBN is as of June 30, 2026. Source: S&P Capital IQ Pro and company filings. 7 CET1 Ratio Excess CET1 + ACL / Total Loans Tangible Common Equity / Tangible Assets1 16.30% 14.58% 14.14% 13.97% 13.91% 13.86% 13.27% 13.16% 12.89% 12.55% 12.31% 11.87% 11.84% 10.75% 10.64% 10.47% 10.23% 10.21% Peer 1 EGBN Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17

Performance Measures 1-Please refer to the Non-GAAP reconciliation and footnotes in the appendices. Return on Average Assets are annualized. For the periods above, return on average common equity was (22.35%) in 2025Q2, (22.66%) in 2025Q3, (0.85%) in 2025Q4, and 5.20% in 2026Q1; common equity to assets was 11.18% in 2025Q2, 10.39% in 2025Q3,10.78% in 2025Q4, and 11.51% in 2026Q1 8 Return on Average AssetsReturn on Average Tangible Common Equity1 Efficiency Ratio Tangible Common Equity / Tangible Assets1 58.60% 59.30% 86.80% 63.80% 60.20% 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 11.18% 10.39% 10.78% 11.51% 11.91% 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 -2.33% -2.31% -0.08% 0.54% 0.26% 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 -22.35% -22.66% -0.85% 5.20% 2.41% 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2

$63,694 $(6,627) $3,842 $(261) $1,701 $62,350 (i n t h o u s a n d s ) $67.8 $68.2 $68.3 $63.7 $62.4 2.37% 2.43% 2.38% 2.47% 2.52% 2.10% 2.30% 2.50% 2.70% 2.90% $(5.0) $15.0 $35.0 $55.0 $75.0 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 (i n m ill io n s ) Net Interest Income NIM NIM Expansion Continues Amid Lower Net Interest Income Walk charts [date] .xls Data for walk chart is built into its own wDesk sheet 5 quarter charts and peer CHARTS – [date] .xls Net interest income decreased $1.3 million quarter over quarter driven by declining average interest- earning balances and a reduction in higher cost brokered deposits. Interest income decreased $5.3 million due to accelerated loan payoffs as well as a reduction in average cash and due from balances during the quarter. Interest expense decreased $4.0 million, driven by lower balances in money market accounts and time deposits, as well as reduced usage of brokered deposits. The net interest margin ("NIM") increased to 2.52% for the second quarter 2026, compared to 2.47% for the prior quarter, driven by improved funding mix as reduced brokered deposit usage lowered cost of funds. This improvement was partially offset by lower interest income from declines in loan volume. Management expects cash flows from the investment portfolio of $141 million to be selectively redeployed into higher yielding assets throughout the remainder of 2026. 9 Net Interest Income Rate/Volume Analysis Net Interest Income & Margin Net Interest Income Margin

Heightened Provision Expense Suppresses Net Income

Drivers of Net Income Change



(in thousands)
$14,718
$(5,322)
$3,978
$(8,066)
$(1,787)
$(2,212)
$263
$2,147
$2,565
$634
$6,918
NI 2026Q1
Interest income
Interest expense
PCL - Credit
PCL - Unfunded
Noninterest income
Gain on securities
FDIC insurance
Other NIE
Income tax
NI 2026Q2

Net Interest Income

Net interest income decreased by $1.3 million, primarily driven by accelerated loan payoffs resulting in a lower average interest-earning balance. Lower interest income was offset by lower interest expense due to a reduction in higher cost brokered deposits.

Provision for Credit Losses ("PCL")

Provision for credit losses was $21.4 million for the second quarter of 2026, compared to $13.4 million for the prior quarter. The increase was primarily driven by execution of the Bank's problem asset reduction strategy, partially offset by a decline in the qualitative reserve. There was a provision expense of $8 thousand for unfunded commitments compared to a reversal of $1.8 million in the first quarter of 2026.

Noninterest Income

Noninterest income decreased $1.9 million driven by lower gains on loan sales in the second quarter.

Noninterest Expense

Noninterest expense decreased by $4.7 million primarily due to $2.1 million reduction in FDIC insurance expense driven by improved risk and performance metrics, and a decrease in expenses related to loan dispositions.

EAGLE BANCORP, INC.

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2026 Outlook

Key Drivers	2025 Full Year Actual (Basis)	1Q 2026 Growth Assumption[1]	Current 2026 Growth Assumption[1]	Implied 2026 Full Year Range	2Q 2026 Actual & Tracking	Notes
Balance Sheet[2, 3]						
Average deposits	$10,590	4-7% decrease[3]	10-13% decrease	$9,213 - $9,531	$9,085 Below Range	
Average loans	$7,338	4-6% decrease	10-12% decrease	$6,457 - $6,604	$6,889 Above Range	
Average earning assets	$11,965	6-9% decrease	12-15% decrease	$10,170 - $10,529	$9,938 Below Range	
Income Statement[2]						
Net interest margin	2.37%	Target Rate	Target Rate	2.60% - 2.70%	2.52% Below Range	Q2 NIM was adversely impacted by (~2bps) due to sale of a loan with COVID deferred interest income that was not collected upon.
Noninterest income	$29.3	15-25% growth	15-25% growth	$33.7 - $36.6	$23.5 (YTD) On High-End	Noninterest income of $10.8 million in the second quarter of 2026 declined from $12.7 million in the prior quarter.
Noninterest expense	$200.7	0-4% decrease	7-11% decrease	$178.6 - $186.7	$92.8 (YTD) In-Range	Noninterest expense of $44.0 million in the second quarter of 2026 declined from $48.7 million in the prior quarter.
Period effective tax rate	29.6%	Target Rate	Target Rate	8-13%	9.3% In Range	

1 – The Current and 1Q 2026 Growth Assumption is based off the 2025 Full Year Actual (Basis) column.
2 – All figures in millions.
3 – The decline in balance sheet growth assumptions are reflective of continued CRE payoffs and run-off brokered deposits.
Other Notes: Excludes loans held for sale. 2026 Outlook represents forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Please see "Forward Looking Statements" on page 2.

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98.4% 99.1% 99.2% 99.1% 97.9% 1.6% 1% 1% 1% 2.1% $9,269 $9,554 $9,211 $8,668 $8,362 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 in m ill io n s Deposits Borrowings (includes customer repos) Continued Reduction of High-Cost Brokered Deposits CDs Savings & Money Market Interest Bearing Transaction Noninterest Bearing 12 Total Period End Brokered Deposits Decreased $843.1 million Year-over-Year Deposits & BorrowingsCost Analysis 3.05% 3.10% 2.96% 2.78% 2.72% 5.46% 8.85% 10.51% 10.73% 7.63% 3.86% 3.87% 3.68% 3.49% 3.45% 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 Total Deposit Cost Borrowings Total IBL Cost 17% 17% 16% 17% 19% 9% 10% 11% 11% 12% 36% 39% 40% 38% 37% 38% 34% 33% 33% 32% $9,120 $9,464 $9,134 $8,591 $8,185 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 (i n m ill io n s ) Period End

$4,157 $2,271 Available Liquidity Uninsured Deposits A combined $493.7 million reduction in average savings, money market, and time deposits drove most of this quarter's $566.9 million decline in average deposits. The long-term strategy for deposits is to increase core deposits and reduce reliance on wholesale funding. Quarter- over-quarter, period end brokered deposit balances decreased $301.5 million. Other short-term borrowings were $100 million at June 30, 2026, compared to no outstanding balance at March 31, 2026. Available liquidity from the FHLB, FRB Discount Window, cash and unencumbered securities is over $4.1 billion. Chart in A10- Unencumbe red Deposits & Borrowings CHART file– [date] .xls Do we want to touch on core replacing brokered deposits? 13 Note: Data as of June 30, 2026 Strong Liquidity Profile Covers Uninsured Deposits by More Than 183% Significant Available Liquidity Robust Liquidity Coverage of Uninsured Deposits Funding & Liquidity Summary Deposits Borrowings Ample Access to Liquidity $177 $626 $719 $1,196 $1,617 $4,334 Borrowings 06/30/2026 Cash FHLB FRB Discount Window Unencumbered securities Borrowings + Available Liquidity (i n m ill io n s )

11% 8% 8% 8% 8% 38% 39% 38% 35% 33% 16% 17% 18% 21% 23% 18% 21% 24% 25% 16% 14% 11% 9% 8% $7,722 $7,305 $7,280 $6,939 $6,622 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 (i n m ill io n s ) Period End 6.31% 6.40% 6.39% 6.17% 6.14% 2.13% 2.07% 2.09% 2.13% 2.08% 5.29% 5.35% 5.21% 5.12% 5.11% 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 Loan Yield Securities Yield Total EA Yield Mix of Deposits Investments and Loans CHARTS [date] .xls "Loan Trend" Tab Need Tables from Mike Brooks Yield and Cost CHARTS – [date] .xls Commercial Owner-Occupied CRE Construction – comm. & residential Home Equity, Other Consumer Construction C&I (owner- occupied) Office Income producing CRE (excluding office if applicable) Note: Excludes loans held for sale. 14 23% Income Producing CRE Payoffs Outpace C&I Inflows Total Period End Loans Down $1.1 billion Year-over-Year Income Producing CRE by Type Yield Analysis $ in millions Balance % of Loans Office & Office Condo $533 8% Multifamily $692 10% Retail $236 4% Hotel/Motel $372 6% Mixed Use $178 3% Industrial $123 2% Single/1-4 Family & Res. Condo $74 1% Other $520 8% Total $2,729 41%

2.38% 2.14% 2.19% 2.12% 1.83% 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 Asset Quality Metrics 1-Excludes loans held for sale. 2-Non-performing assets (“NPAs”) include loans 90 days past due and still accruing. Charts for Allowance for Credit Losses and NPAs are as of period end. Net Charge Offs (“NCO”) are annualized for periods of less than a year. 5 quarter charts – [date] .xls Look at the earnings release Q- table 15 Provision for Credit Losses NCO / Average Loans1 Allowance for Credit Losses / Loans HFI NPAs 1,2 / Assets $138,159 $113,215 $15,468 $13,382 $21,448 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 (i n t h o u s a n d s ) 2.16% 1.23% 1.04% 1.31% 1.17% 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2

Incremental Progress in Criticized & Classified and HFS Loan Portfolios

Criticized and Classified Migration[1]


(in thousands)
$794,133
$216,148
$(19,601)
$(81,473)
$(108,625)
$(40,995)
$759,586
2026Q1
Downgrades
Upgrades
HFS Sold
Payoffs
Charge-offs
2026Q2

Trends

- Criticized and classified trends continued to decline in the second quarter of 2026 marked by a $4.5 million and $34.5 million decrease for HFI, and for HFI and HFS, respectively.
- Since the third quarter of 2025 balance of $1.1 billion in combined criticized and classified assets, there has been a reduction of $336.6 million or 30.7%.

Held for Sale Migration


(in thousands)
$55,702
$155,486
$(161,525)
$49,663
2026Q1
Inflows
Sales
2026Q2

Trends

- Inflows in the quarter totaled $155.5 million across seven relationships, reflecting our continued, prudent use of the sales channel on a relationship-by-relationship basis.
- Quarter over quarter, the HFS balance decreased by $6.0 million. Of the $49.7 million held for sale at June 30, 100% has executed contracts.

1 - Includes held for sale loans

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53.8% 55.9% 49.0% 57.9% 70.6% 89.8% 74.6% 67.4% 64.0% 86.0% 82.0% 69.0% 74.0% 74.0% 88.0% 86.0% 82.5% 83.4% $308 $365 $245 $273 $173 $424 $269 $291 $274 $408 $391 $426 $502 $702 $536 $514 $448 $460 $15 $38 $136 $91 $55 $26 $716 $756 $671 $790 $913 $1,096 $874 $794 $760 $- $200 $400 $600 $800 $1,000 $1,200 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 (i n m ill io n s ) Special Mention Substandard HFS 9.0% 9.5% 8.5% 9.9% 11.8% 15.0% 12.0% 11.4% 11.5% 49.8% 51.7% 45.2% 52.8% 61.8% 79.6% 65.7% 59.9% 58.1% % Performing1 % of Tier 1 Capital2 % of Tier 1 Capital + ACL3 % of Loans4 Criticized & Classified Trend: YoY Progress Achieved Despite Substandard Migration 1 – Percent performing is calculated by summing performing criticized & classified loans and dividing by the total criticized and classified portfolio balance. 2 – Percent of Tier 1 capital is calculated by dividing the sum of all criticized and classified loans (including criticized and classified HFS loans) by Tier 1 capital. 3 – Percent of Tier 1 capital plus ACL is calculated by dividing the sum of all criticized and classified loans (including criticized and classified HFS loans) by the sum of Tier 1 capital and the ACL. 4 – Percent of loans is calculated by dividing the sum of all criticized and classified Held for Investment (HFI) loans plus criticized and classified Held for Sale (HFS) loans by period-end HFI loans outstanding. Mix of Deposits Investments and Loans CHARTS [date] .xls "Loan Trend Mix" Tab Tables from Mike Brooks Mix of Deposits Investments and Loans CHARTS [date] .xls "Inc Prod CRE by Type" Tab Tables from Mike Brooks Substandard and Special Mention CHARTS [date] .xls Complete Pending % performing – is this Special Mention 7000 Substandard 8000 17

Office Portfolio Detail

Income Producing Office Holdings Declined $288 million Year-over-Year

$ in millions

Class Type[1]	Balance (in millions)	# of Loans	Avg. Size (in millions)	As a % of CRE Office: Criticized and Classified	As a % of CRE Office: In Central Business District of DC
Owner Occupied Office	$133.5	85	$1.6	1%	
Income Producing Office	533.2	50	10.7	12%	
Total CRE Office	**$666.7**	**135**	**$4.9**	**13%**	
Income Producing Office					
Class A	$304.8	13	$23.4	$36.9	11.2%
Class B	219.1	30	$7.3	$40.2	0.0%
Class C	9.3	7	$1.3	$0.0	0.0%
Total Income Producing Office	**$533.2**	**50**	**$10.7**	**$77.1**	**11.2%**

Excess CET1+ACL/ Inc Producing Office Loans



Peer 1
213%
Peer 2
183%
Peer 3
155%
Peer 4
123%
EGBN
108%
Peer 5
104%
Peer 6
94%
Peer 7
69%
Peer 8
65%
Peer 9
48%
Peer 10
45%
Peer 11
26%

Note: Proxy Peers are AMTB, AUB, BUSE, BY, CLBK, CNOB, CVBF, DCOM, FFIC, INDB, MCB, OCFC, PFS, STEL, TMP, UBSI, WSFS and data is as of March 31, 2025. Peer data only shown if CRE Income Producing Office was disclosed. EGBN is as of June 30, 2026.

Source: S&P Capital IQ Pro and company filings.

Mix and Risk Rating Trend of Total Inc. Producing CRE



Higher Risk Rating (9000)
Lower Risk Rating (1000)
Office (Weighted Risk Rating)
Non-Office (Weighted Risk Rating)
4,838
4,603
2025Q2
2025Q3
2025Q4
2026Q1
2026Q2

Office loan risk ratings have improved, reflecting proactive portfolio management and targeted de-risking initiatives.

1 - Class Type is determined based on the latest appraisal designation.

Note: Excludes loans held for sale.

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$976 $(205) $(82) $(156) $533 2023Q2 Charge-Offs Transferred to Held for Sale Paydowns 2026Q2 (i n m ili o n s ) • Cycle to date charge offs, transfers to held for sale, paydowns, and existing office reserves represent 45.4% of June 30, 2023, outstanding balance. • We actively managed our income-producing office portfolio, reducing exposure to $533 million, or 8% of total loans. We maintain disciplined oversight through ongoing portfolio management, including quarterly reviews of all pass-rated office loans greater than $5 million. • 85.5% of income producing office loans were rated pass at June 30, 2026. Inc. Prod. Office Portfolio Declines 45% Over 3 Years Driven by Multi-faceted Approaches Note: Data as of June 30, 2026. Figures in millions. $39.8 in Reserves 19 Income Producing Office Portfolio Reduction Drivers 46.3% 18.5% 35.2%

Office Loan Portfolio: Income Producing Detail

Income Producing Office - Maturity Schedule


$89.8
$46
2026Q3
$46.6
$11
2026Q4
$32.0
2027Q1
$26.4
2027Q2
$46.9
2027Q3
$39.6
2027Q4
$160.7
2028
$91.3
$2
2029+
Appraisal after 06/30/2025
Appraisal before 06/30/2025

Refresh of appraisal values is triggered on upcoming maturity or modification, collateral dependency under ASC 326, or downgrade to substandard or worse.

Maturity Year	Balance ($ millions)	% of Inc Producing Office	Cumulative %	Weighted LTV[1]	Weighted DSCR[2]	Outstanding Balance PSF
2026	$136.4	25.6%	25.6%	65	1.2	248
2027	144.8	27.2%	52.7%	53	1.2	190
2028	160.7	30.1%	82.9%	61	1.4	222
2029+	91.3	17.1%	100.0%	68	1.6	245
	$533.2	100.0%		61	1.3	$224

($000s) Risk Weighting	Office Balance	% of Office Loans	# of Loans	Median Loan Size	Average Loan Size
Substandard	$66,262	12.4%	5	$15,828	$13,252
Special Mention	10,817	2.0%	1	$10,817	10,817
Pass	456,112	85.5%	44	4,172	10,366
Total	$533,191	100.0%	50	$6,746	$10,664

Performing Office ACL Coverage is 7.22% at 06/30/26.

No Exposure to Class B Central Business District Office.

Non-performing loans (NPLs) totaled $111.1 million, which includes $34.3 million from two income-producing office loans currently holding substandard risk ratings on non-accrual status.

1 – LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels.

2 - DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment.

Note: Excludes loans held for sale.

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Multifamily Exposure Reduced 9% QoQ Through Targeted, Controlled Attrition

($ in millions)		*% of Income Producing Multifamily*
Total Balance	$691.9	
# of Loans	34	
Avg Size	20.3	
Median Size	9.5	
Pass	$408	59.0%
Criticized	$284	41.0%
Non-Accrual %	1%	
Weighted LTV[1]	58	
Weighted DSCR[2]	1.0	
Debt Yield[3]	6.0	
Weighted Risk Rating	5460	
Geography		
Maryland	$150	21.7%
Virginia	$201	29.0%
Washington DC	$297	43.0%
Other US	$44	6.3%
Total	$691.9	100%

Income Producing Multifamily - Maturity Schedule


(in millions)
$141.3
$263.3
$71.5
$126.5
$26.4
$0.6
$2.3
$59.9
2026Q3
2026Q4
2027Q1
2027Q2
2027Q3
2027Q4
2028
2029+

Multifamily Loan Portfolio Composition


Other US
6.33%
Maryland
21.68%
Washington DC
42.99%
Virginia
29.00%

1 – LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels.

2 - DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment.

3 – Debt yield is calculated based on net operating income divided by the outstanding loan balance at June 30, 2026.

EAGLE BANCORP, INC.
21

Appendix

Virginia 45.45% Maryland 32.21% Washington DC 11.14% Central Business District of DC 11.19% CRE Office Decline: Volume Decreases 7% QoQ While Capital Buffer Expands Note: Excludes loans held for sale, OOCRE & OO construction. 1- Loan risk grade categories: 1000 – Prime, 2000 – Excellent (“Excel.”), 3000 – Good, 4000 – Acceptable (“Accept.”), 5000 – Acceptable with Risk (“AwR”), 6000 – Watch, 7000 – Other Assets Especially Mentioned (O.A.E.M.), 8000 – Substandard, 9000 – Doubtful, 9999 - Loss 23 Office Loan Portfolio CompositionTrend in Balance and % of CET1 Capital CRE Office by Size (sqft) < 50k 50k - 100k 100k - 150k 150k - 200k 200k - 400k 400k - 500k # of Loans 24 11 8 3 2 2 Balance ($000s) $100,743 $71,553 $155,415 $99,305 $79,880 $26,295 Avg. Square Feet 21,959 66,860 127,902 174,536 347,391 444,365 Median Square Feet 20,263 66,746 130,492 163,385 347,391 444,365 Avg. Risk Rating1 Good Accept. AwR Accept. Accept. Excel. Median Risk Rating 3,650 3,150 5,525 4,300 4,350 2,850 Avg. Loan Size ($000s) $4,198 $6,505 $19,427 $33,102 $39,940 $13,147 Median Loan Size ($000s) $1,405 $3,930 $17,512 $22,515 $39,940 $13,147 $100,743 $71,553 $155,415 $99,305 $79,880 $26,295 $976 $950 $955 $899 $889 $865 $864 $849 $821 $602 $577 $574 $533 44.9% 0.0% 25.0% 50.0% 75.0% 100.0% $0 $400 $800 $1,200 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 (i n m ill io n s ) Balance % of CET1 Capital

Non-accrual Resolutions Outpace Inflows of $36 million Period end non-accrual loans decreased by $17.6 million quarter-over-quarter driven by paydowns and charge-offs that outpaced inflows. Further improvement can be attributed to a 41.5% decline in inflows quarter over quarter. 24 Non-accrual Relationships Above $5 Million1 Credit Resolution Highlights 1- Data as of June 30, 2026 and excludes loans held for sale. Loan Purpose - Location Balance ($millions) % Total NALs 1 Office - Washington DC $19.2 17.3% 2 Office - Fairfax $18.5 16.7% 3 UCC1 Blanket Lien - Baltimore $8.9 8.1% 4 Multifamily - Washington DC $7.4 6.7% 5 OO Multifamily - Washington DC $7.2 6.5% 6 Land - Montgomery $7.2 6.5% All Other Non-accrual Loans $42.7 38.4% Total Non-accrual Loans $111.1 100.0% $128,761 $- $36,038 $(14,658) $(24,982) $(14,035) $111,124 2026Q1 Return to Accruing Inflows Paydowns Charge-offs Transferred to HFS 2026Q2 (i n t h o u s a n d s ) Drivers of Non-accrual Change

Summary of Classified and Criticized Loans above $10M

Risk Rating	All Special Mention and Substandard Loans: # of Loans	6/30/2026 Balance	Average Size	Median Size	Over $10 million: # of Loans	6/30/2026 Balance	% of Total
Special Mention Loans	21	$274,186	$13,056	$7,208	10	$260,627	95%
Substandard Loans	148	459,773	3,107	369	12	297,278	65%
Grand Total	**169**	**$733,960**	**$4,343**	**$538**	**$22**	**$557,906**	

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Loan #	Collateral Type	Loan Type	Location	Amount ($000s)	Date of Maturity	Latest LTV[2]	Appraised Value ($000s)	Date of Appraisal	Debt Service Coverage Ratio[3]	Date of DSCR	Non Accrual (Yes, No)	Valuation Since 06/30/2025 (Yes, No)
	Special Mention Loans Over $10 Million											
1	Storage Facility	CRE	Montgomery	$56,196	8/10/2026	72%	$77,700	7/27/2022	0.93	3/31/2026	No	No
2	Apartment Building	CRE	Washington DC	42,854	10/27/2026	58%	74,000	9/30/2025	0.67	3/31/2026	No	Yes
3	Apartment Building	CRE	Other US	36,375	11/30/2026	70%	51,900	9/29/2021	0.89	3/31/2026	No	No
4	Hotel/Motel	CRE	Washington DC	35,875	12/23/2029	69%	52,100	10/7/2024	0.81	3/31/2026	No	No
5	Mixed Use: Predominantly Commercial[4]	CRE	Montgomery	27,722	10/27/2026	53%	52,600	10/18/2021	0.76	12/31/2025	No	No
6	Education	CRE	Montgomery	16,500	1/10/2030	88%	18,800	11/4/2024	1.75	3/31/2026	No	No
7	Industrial	C&I	Other US	12,400	2/26/2027				0.97	12/31/2025	No	No
8	Industrial	C&I	Other US	11,325	8/29/2028	32%	35,362	1/17/2024	0.97	12/31/2025	No	No
9	Office	CRE	Washington DC	10,827	11/10/2026	47%	22,949	3/18/2026	1.26	3/31/2026	No	Yes
10	Church	C&I	Prince William	10,554	6/10/2029	54%	19,500	2/4/2022	0.64	12/31/2025	No	No
				$260,627								
	Substandard Loans Over $10 Million											
1	Apartment Building	CRE	Prince George's	$56,000	8/21/2026	88%	$63,700	3/9/2026	0.63	4/30/2026	No	Yes
2	Apartment Building	CRE	Montgomery	50,474	8/31/2031	74%	67,800	11/25/2025	0.80	9/30/2025	No	Yes
3	Apartment Building[5]	CRE	Washington DC	35,431	5/16/2026	47%	75,900	11/13/2025	0.97	3/31/2026	No	Yes
4	Apartment Building	CRE	Washington DC	26,053	9/29/2027	84%	31,000	1/8/2021	0.82	3/31/2026	No	No
5	Office	CRE	Fairfax	22,072	9/25/2026	96%	23,000	4/2/2026	0.74	3/31/2026	No	Yes
6	Apartment Building	CRE	Washington DC	20,521	12/30/2026	84%	24,500	6/13/2026	0.15	3/31/2026	No	Yes
7	Office	CRE	Fairfax	18,502	2/28/2026	76%	24,300	9/5/2025	1.00	3/31/2026	Yes #1	Yes
8	Mixed Use: Predominantly Commercial[4]	CRE	Washington DC	15,858	8/11/2031	154%	10,300	4/13/2026	1.19	12/31/2025	No	Yes
9	Office	CRE	Washington DC	15,828	8/1/2030	40%	38,500	2/4/2026	0.68	6/30/2025	Yes #2	Yes
10	Storage Facility	CRE	Anne Arundel	14,996	9/30/2026	77%	19,580	6/13/2022	0.26	3/31/2026	No	No
11	Apartment Building	CRE	Washington DC	10,904	5/4/2027	57%	19,100	9/24/2025	1.00	12/31/2025	Yes #3	Yes
12	Condo	CRE	Alexandria	10,639	6/13/2026	20%	53,400	11/23/2024	1.00	12/31/2025	No	No
				$297,278								

1 - Loan collateral is a project that is either recently completed and in lease up, not yet stabilized, under development, or in process of conversion

2 - LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels

3 - Debt Service Coverage Ratio is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment

4 – Mixed collateral commercial real estate

5 – Paid-off in full post 06/30/2026 quarter close

Note: Excludes loans held for sale

EAGLE BANCORP, INC.

25

Top 25 Loans Represent 23.9% of Total Loans

	Collateral Type	Loan Type	Collateral Location	Balance ($000s)	% Total Loans	Risk Rating	Maturity Date	Appraisal Amount ($000s)	Appraisal Date	Latest LTV[2]	Rate (%)	Fixed / Variable	Non Accrual?
1	Apartment Building with Retail/Commercial Space	Construction CRE	Montgomery	$94,000	1.4%	Pass	12/23/2026	$168,000	11/14/2022	56%	6.25	V	No
2	Apartment Building with Retail/Commercial Space	Construction CRE	Montgomery	88,497	1.3%	Pass	11/30/2026	$151,000	05/09/2023	59%	6.66	V	No
3	Apartment Building	Income Producing CRE	Falls Church City	87,299	1.3%	Pass	12/23/2026	$185,600	11/14/2022	47%	6.37	V	No
4	CCRC Skilled Nursing	Owner Occupied CRE	Prince George's	82,466	1.2%	Pass	12/31/2027	$148,500	12/12/2025	56%	6.37	V	No
5	Pledged Non-Marketable Securities	C&I	Other US	80,500	1.2%	Pass	05/15/2029				7.87	V	No
6	Data Center Income Producing	Construction CRE	Loudoun	75,000	1.1%	Pass	04/26/2027	$138,696	03/07/2023	54%	6.64	V	No
7	CCRC Skilled Nursing	Owner Occupied CRE	Virginia Beach City	72,000	1.1%	Pass	10/30/2028	$133,149	07/27/2025	54%	6.40	V	No
8	Health Care (Non CCRC)	C&I	Washington DC	70,551	1.1%	Pass	08/05/2026				6.25	V	No
9	Mixed Use: Predominantly Residential	Income Producing CRE	Washington DC	63,300	1.0%	Pass	09/06/2029	$121,400	04/13/2022	52%	5.62	V	No
10	Mixed Use: Predominantly Commercial[1]	C&I	Other US	61,692	0.9%	Pass	08/31/2028				5.20	F	No
11	Office	Income Producing CRE	Montgomery	60,000	0.9%	Pass	09/05/2028	$75,200	12/31/2024	80%	6.00	F	No
12	Office	Income Producing CRE	Washington DC	59,679	0.9%	Pass	03/31/2028	$108,000	11/08/2022	55%	5.50	F	No
13	Hotel Near Major University	Income Producing CRE	Prince George's	59,000	0.9%	Pass	04/01/2027	$77,300	03/03/2025	76%	6.37	V	No
14	Storage Facility	Income Producing CRE	Montgomery	56,196	0.8%	Criticized	08/10/2026	$77,700	07/27/2022	72%	5.50	V	No
15	Apartment Building	Construction CRE	Prince George's	56,000	0.8%	Criticized	08/21/2026	$63,700	03/09/2026	88%	7.14	V	No
16	CCRC Assisted-Living	Income Producing CRE	Washington DC	54,452	0.8%	Pass	12/29/2026	$84,300	09/18/2023	65%	6.75	V	No
17	Apartment Building	Income Producing CRE	Chesterfield	53,666	0.8%	Pass	03/07/2027	$110,000	02/10/2023	49%	6.62	V	No
18	Education	Owner Occupied / C&I	Washington DC	53,548	0.8%	Pass	11/10/2052	$64,050	09/06/2022	84%	3.66	V	No
19	Industrial	Construction CRE	Prince William	52,961	0.8%	Pass	11/30/2026	$115,200	09/15/2022	46%	5.74	V	No
20	Hotel/Motel	Income Producing CRE	Washington DC	51,377	0.8%	Pass	09/17/2028	$83,000	08/17/2018	62%	6.19	F	No
21	Apartment Building	Income Producing CRE	Montgomery	50,474	0.8%	Criticized	08/31/2031	$67,800	11/25/2025	74%	6.34	F	No
22	CCRC-Skilled Nursing	Owner Occupied CRE	Other US	50,000	0.8%	Pass	12/11/2027	$83,333	10/16/2024	60%	8.20	V	No
23	SC-Skilled Nursing Uncovered	Owner Occupied CRE	Other US	50,000	0.8%	Pass	03/31/2029	$78,031	01/09/2026	64%	6.15	V	No
24	Apartment Building	Income Producing CRE	Washington DC	49,930	0.8%	Pass	05/18/2027	$204,000	02/28/2023	24%	6.37	V	No
25	Education	Owner Occupied / C&I	Washington DC	49,238	0.7%	Pass	12/01/2051	$105,500	07/04/2022	47%	3.19	V	No
	Total			**$1,581,826**	**23.9%**				**Weighted Average**		**6.19**		

1 – Mixed collateral commercial real estate

2 - LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels.

Note: Data as of June 30, 2026 and excludes loans held for sale.

EAGLE BANCORP, INC.
26

$2,602 $2,531 $2,556 $2,665 $2,643 $2,746 $3,049 $3,207 $3,290 50% 0% 20% 40% 60% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 (i n m ill io n s ) Commercial Owner Occupied RE % of Total Loans $1,589 $1,494 $1,444 $1,444 $1,519 $1,726 $2,083 $1,845 $1,736 21% 0% 10% 20% 30% $0 $500 $1,000 $1,500 $2,000 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 (i n m ill io n s ) C&I Deposits % of Total Deposits C&I Loans Grow 24% YoY 1 – Includes owner occupied construction 2 – End of period balances Since sharpening our focus on C&I in 4Q24, we’ve accelerated portfolio rotation toward higher-value, relationship-driven lending, with strong production and pipeline momentum. Total C&I loans (including owner- occupied) increased $83.1 million or 2.6%, reflecting our continued execution on our diversification strategy. C&I deposits decreased $108.9 million, or 5.9% compared to the previous quarter, primarily reflecting timing dynamics rather than underlying relationship attrition. Importantly, C&I deposit penetration will remain strong as relationships season. 27 24% Growth YoY 14% Growth YoY 1 Loans2 Deposits2 Recent Growth Second Quarter Activity

1 – End of period balances Strategic Rebalancing: C&I Crosses the 50% Mark C&I and CRE account for 99% of the Bank’s $6.6 billion in loans HFI at 06/30/2026. As of June 30, 2026, C&I loans have increased $240.9 million YTD due to strong pipeline activity and additional emphasis on a diversified loan portfolio whereas CRE balances have declined $893.6 million YTD, and $395.7 million from the prior quarter. C&I deposits have increased $216.9 million YoY to 21% of the $8.2 billion in total deposits at June 30 due to strong deal flow. Quarter-over-quarter C&I deposits declined $108.9 million reflecting timing dynamics. CRE deposits declined marginally despite accelerated payoffs during the quarter. Year-over-year, CRE deposits decreased $152.2 million to $1.2 billion which accounts for 14% of total deposits compared to 15% at June 30, 2025. 1 28 Loan Composition1 Deposit Composition1 Loans Deposits 17% 18% 23% 22% 21% 15% 14% 14% 14% 14% 68% 68% 63% 64% 65% 0% 10% 20% 30% 40% $0 $2,000 $4,000 $6,000 $8,000 $10,000 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 (i n m ill io n s ) C&I CRE Other C&I as a % of Total Deposits (RA) CRE as a % of Total Deposits (RA) 34% 38% 42% 46% 50% 65% 61% 57% 53% 49% 1% 1% 1% 1% 1% $0 $2,000 $4,000 $6,000 $8,000 2025Q2 2025Q3 2025Q4 2026Q1 2026Q2 (i n m ill io n s ) C&I CRE Other

US Treasury 0% Agency Debenture 18% Agency MBS 61% Agency CMBS 9% Municipal 6% Corporate 6% Investment Portfolio: Continued Run-off with Optionality Ahead • Portfolio remains well-positioned to meet anticipated liquidity requirements. • Projected principal cash flow of $141 million for the remainder of 2026. • Total securities balance decreased by $52.5 million since March 31, 2026 driven by principal paydowns, maturities, called securities, and changes in market value. • Cash flow from securities portfolio is expected to be primarily used to pay down brokered funding for most of the year, with selective reinvestment potentially occurring in the fourth quarter of 2026. • Unencumbered securities of $1.62 billion available for pledging. Note: Chart is as of June 30, 2026 period end on an amortized cost basis. 29 AFS & HTM Investment Portfolio StrategyInvestment Portfolio Composition Percent Projected Securities by of Portfolio Book Reprice Classification at Book Yield Term (years) Securities AFS 54% 1.92% 3.7 Securities HTM 46% 2.03% 5.9 Total Securities 100% 1.97% 4.7

$35.74 $38.97 $35.86 $39.08 $40.59 $37.26 $37.56 $37.73 2020Y 2021Y 2022Y 2023Y 2024Y 2025Y 2026Q1 2026Q2 TBVPS Recent TBVPS Expansion Driven by Retained Earnings Note: Per share data is as of period end. Please refer to Non-GAAP reconciliation and footnotes in the appendices 1 – CAGR = 12/31/2020 – 06/30/2026 EPS and TBVPS - AOCI impact CAGR CHART [date] .xls 30 $37.56 $0.23 $- $(0.16) $37.73 $(0.01) $0.11 2026Q1 TBVPS Net Income Dividend Intangibles Stock Based Comp/ESPP AOCI 2026Q2 TBVPS Tangible Book Value per Share – 1% CAGR1

Loan Portfolio - Details From Mike Brooks NOTE change the % from % of type to “TOTAL LOANS” 31 Note: Totals may not match detail due to adjustments for deferred fees & costs $ in millions Location C&I Owner Occupied CRE Income Producing CRE Owner Occupied Const. CRE Construction Land Residential Mortgage Consumer TOTAL % of Total Loans Washington DC $246.2 $374.8 $950.1 $2.9 $76.8 $29.3 $12.1 $12.4 $1,704.6 25.7% Suburban Washington Montgomery 158.2 205.4 383.9 10.2 197.5 5.8 4.7 17.8 983.5 14.9% Fairfax 136.2 121.7 368.4 - 13.1 - 5.0 6.8 651.2 9.8% Prince George's 57.5 276.4 243.2 0.8 30.4 - - 1.3 609.6 9.2% Loudoun 45.1 42.3 94.8 - 78.6 1.0 0.2 1.0 263.0 4.0% Alexandria 22.1 22.7 84.6 - 14.1 - 1.2 0.1 144.8 2.2% Prince William 4.4 18.7 63.6 0.1 53.0 - - 0.4 140.2 2.1% Arlington 13.8 0.3 22.0 - 2.2 - 1.3 1.7 41.3 0.6% Frederick 2.9 1.6 44.6 - - - 0.3 0.3 49.7 0.8% 440.2 689.1 1,305.1 11.1 388.9 6.8 12.7 29.4 2,883.3 43.5% Other Maryland Anne Arundel 105.5 34.6 81.0 - 20.3 - - 0.4 241.8 3.7% Baltimore 121.3 44.1 9.0 - - - - - 174.4 2.6% Howard 23.0 57.6 40.1 - - - 0.3 - 121.0 1.8% Eastern Shore 13.2 1.3 48.6 - - - 1.2 0.8 65.1 1.0% Charles 0.4 12.1 5.1 - - - - 0.2 17.8 0.3% Other MD 0.6 0.7 0.2 - - - 0.1 0.4 2.0 0.0% 264.0 150.4 184.0 - 20.3 - 1.6 1.8 622.1 9.4% Other Virginia Fauquier - - 2.6 - - - - - 2.6 0.0% Other VA 77.0 120.1 194.5 - - - 0.1 - 391.7 5.9% 77.0 120.1 197.1 - - - 0.1 - 394.3 6.0% Other USA 513.4 387.1 93.1 13.7 1.0 - 9.0 0.8 1,018.1 15.4% Total $1,540.8 $1,721.5 $2,729.4 $27.7 $487.0 $36.1 $35.5 $44.4 $6,622.4 100.0% % of Total Loans 23.3% 26.0% 41.2% 0.4% 7.4% 0.5% 0.5% 0.7% 100.0%

Loan Portfolio – Income Producing CRE Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of June 30, 2026 From Mike Brooks 32 $ in millions Single/1-4 Family & Res. Condo % of Total LoansLocation Hotel/ Motel Industrial Mixed Use Multi-family Office Retail Other TOTAL Washington DC $146.5 $0.8 $99.3 $297.5 $119.1 $56.7 $53.0 $177.2 $950.1 14.3% Suburban Washington Montgomery - 9.8 39.4 88.7 134.3 10.6 5.0 96.1 383.9 5.8% Fairfax 34.9 0.3 1.0 88.1 165.1 30.9 2.0 46.1 368.4 5.6% Prince George's 70.0 45.3 3.7 61.0 29.1 12.7 0.3 21.1 243.2 3.7% Loudoun - 31.4 0.5 - 0.5 1.8 0.2 60.4 94.8 1.4% Alexandria 13.6 - 5.2 - 30.0 1.5 1.7 32.6 84.6 1.3% Prince William - - - 4.3 0.1 8.3 0.2 50.7 63.6 1.0% Arlington - - - - 21.3 - - 0.7 22.0 0.3% Frederick - 1.8 0.4 - 3.9 36.0 - 2.5 44.6 0.7% 118.5 88.6 50.2 242.1 384.3 101.8 9.4 310.2 1,305.1 19.7% Other Maryland Anne Arundel 30.1 - - - 1.6 49.3 - - 81.0 1.2% Baltimore - - 3.0 0.3 - 0.7 0.2 4.8 9.0 0.1% Howard 29.5 5.8 - - 2.9 3.8 1.6 5.0 48.6 0.7% Eastern Shore 27.3 12.8 - - - - - - 40.1 0.6% Charles - 5.1 - - - - - - 5.1 0.1% Other MD - - - - - 0.2 - - 0.2 0.0% 86.9 23.7 3.0 0.3 4.5 54.0 1.8 9.8 184.0 2.8% Other Virginia Fauquier - - - - - - - 2.6 2.6 0.0% Other VA - 10.2 20.5 108.2 25.3 21.3 6.2 2.8 194.5 2.9% 0.0 10.2 20.5 108.2 25.3 21.3 6.2 5.4 197.1 3.0% Other USA 20.4 - 4.8 43.8 - 2.4 4.0 17.7 93.1 1.4% Total $372.3 $123.3 $177.8 $691.9 $533.2 $236.2 $74.4 $520.3 $2,729.4 41.2% % of Total 13.6% 4.5% 6.5% 25.3% 19.5% 8.7% 2.7% 19.1% 100.0%

Loan Portfolio – CRE Construction Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of June 30, 2026. From Mike Brooks NOTE change the % from % of type to “TOTAL LOANS” 33 $ in millions % of Total LoansLocation Single & 1-4 Family Multi family Office Hotel/Motel Mixed Use Retail Residential Condo Other TOTAL Washington DC $8.0 $42.5 $3.4 $16.6 $0.0 $0.0 $0.0 $6.3 $76.8 1.2% Suburban Washington Montgomery 15.1 182.4 - - - - - - 197.5 3.0% Fairfax 6.9 2.8 - - 3.0 0.4 - - 13.1 0.2% Prince George's 0.2 - - - 27.7 2.5 - - 30.4 0.5% Loudoun 1.3 - - - 2.3 - - 75.0 78.6 1.2% Alexandria 0.6 - - 2.9 - - 10.6 - 14.1 0.2% Prince William - - - - - - - 53.0 53.0 0.8% Arlington 2.2 - - - - - - - 2.2 0.0% Frederick - - - - - - - - - 0.0% 26.3 185.2 - 2.9 33.0 2.9 10.6 128.0 388.9 5.9% Other Maryland Anne Arundel - - - - - - 5.4 14.9 20.3 0.3% Baltimore - - - - - - - - - 0.0% Howard - - - - - - - - - 0.0% Eastern Shore - - - - - - - - - 0.0% Charles - - - - - - - - - 0.0% Other MD - - - - - - - - - 0.0% - - - - - - 5.4 14.9 20.3 0.3% Other Virginia Fauquier - - - - - - - - - 0.0% Other VA - - - - - - - - - 0.0% - - - - - - - - - 0.0% Other USA - - - - - - - 1.0 1.0 0.0% Total $34.3 $227.7 $3.4 $19.5 $33.0 $2.9 $16.0 $150.2 $487.0 7.4% % of Total 7.0% 46.8% 0.7% 4.0% 6.8% 0.6% 3.3% 30.8% 100.0% Renovation $1.3 $31.9 $0.0 $19.4 $27.7 $0.0 $0.0 $0.0 $0.0 Ground-Up $33.0 $195.8 $3.4 $0.1 $5.3 $2.9 $16.0 $150.2 $0.0

Non-GAAP Reconciliation (Unaudited) APPENDIX - Non-GAAP Recon TABLE and PPNR CHART [date] .xls 34 $ in thousands, except per share data As of Period End 2025 Q2 2025 Q3 2025 Q4 2026 Q1 2026 Q2 Tangible common equity Common shareholders' equity $1,185,067 $1,123,476 $1,131,283 $1,145,277 $1,150,506 Less: Intangible assets (9) - - - - Tangible common equity $1,185,058 $1,123,476 $1,131,283 $1,145,277 $1,150,506 Tangible common equity ratio Total assets $10,601,331 $10,815,502 $10,497,203 $9,954,281 $9,658,914 Less: Intangible assets (9) - - - - Tangible assets $10,601,322 $10,815,502 $10,497,203 $9,954,281 $9,658,914 Tangible common equity ratio 11.18% 10.39% 10.87% 11.51% 11.91% Per Share Calculations Book value $39.03 $37.00 $37.26 $37.56 $37.73 Less: Intangible book value - - - - - Tangible book value $39.03 $37.00 $37.26 $37.56 $37.73 Shares outstanding 30,364,983 30,366,555 30,359,632 30,494,659 30,490,409 $ in thousands For the Quarter 2025 Q2 2025 Q3 2025 Q4 2026 Q1 2026 Q2 Average tangible common equity Average common shareholders equity $1,252,252 $1,182,148 $1,140,402 $1,147,585 $1,153,364 Less: Intangible assets (11) - - - - Average tangible common equity $1,252,241 $1,182,148 $1,140,402 $1,147,585 $1,153,364 Return on avg. tangible common equity Net Income -$69,775 -$67,513 -$2,439 $14,718 $6,918 Average tangible common equity $1,252,241 $1,182,148 $1,140,402 $1,147,585 $1,153,364 Return on avg. tangible common equity -22.35% -22.66% -0.85% 5.20% 2.41% $ in thousands For the Quarter 2025 Q2 2025 Q3 2025 Q4 2026 Q1 2026 Q2 Pre-Provision Net Revenue Net interest income $67,776 $68,159 $68,303 $63,694 $62,350 Non-interest income $6,414 $2,495 $12,192 $12,708 $10,759 Non-interest expense (43,470) (41,897) (69,837) (48,740) (44,028) Pre-Provision Net Revenue 30,720 28,757 10,658 27,662 29,081

Non-GAAP Reconciliation (unaudited) Tangible common equity, tangible common equity to tangible assets (the "tangible common equity ratio"), tangible book value per common share, average tangible common equity, and the annualized return on average tangible common equity are non-GAAP financial measures derived from GAAP based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity, or tangible common equity, and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company calculates the annualized return on average tangible common equity ratio by dividing net income available to common shareholders by average tangible common equity, which is calculated by excluding the average balance of intangible assets from the average common shareholders' equity. The Company considers this information important to shareholders as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios, and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions. The above table provides reconciliation of these financial measures defined by GAAP with non-GAAP financial measures. Pre-provision net revenue is a non-GAAP financial measure calculated by subtracting noninterest expenses from the sum of net interest income and noninterest income. The Company considers this information important to shareholders because it illustrates revenue excluding the impact of provisions and reversals to the allowance for credit losses on loans. Forward-Looking Non-GAAP Financial Measures: From time to time we may discuss forward-looking non-GAAP financial measures, such as forward-looking estimates for expenses excluding FDIC deposit insurance assessments. We are unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts. Such unavailable information could be significant to future results. 35